UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 15, 2025

AEP TRANSMISSION COMPANY, LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-217143	46-1125168
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01    Entry into a Material Definitive Agreement.

DOE Loan Guarantee Agreement, FFB Note Purchase Agreement and FFB Promissory Note

As previously announced, on January 16, 2025, the U.S. Department of Energy (the “DOE”) issued a conditional commitment letter to AEP Transmission Company, LLC (the “Company”), a wholly owned subsidiary of American Electric Power Company, Inc. (“AEP”), for a loan facility of an aggregate principal amount of up to $1.6 billion through the DOE’s Energy Infrastructure Reinvestment Program (the “DOE Loan Program”) to be arranged by the DOE and extended by the Federal Financing Bank (the “FFB”). On October 15, 2025, (i) the Company, the Secretary of Energy acting through the DOE, and the FFB entered into a Note Purchase Agreement (the “FFB Note Purchase Agreement”) pursuant to which, among other things, the DOE provided a guarantee (the “DOE Guarantee”) of the Company’s (x) obligations to repay the loan (such loan, the “Guaranteed Loan”) provided by the FFB to the Company and evidenced by a future advance promissory note (the “FFB Promissory Note”) and (y) other obligations owing to FFB in respect of the Guaranteed Loan and (ii) in connection and concurrently therewith, the Company entered into a Loan Guarantee Agreement (the “DOE Loan Guarantee Agreement”, and together with the FFB Note Purchase Agreement, the FFB Promissory Note, the DOE Guarantee and the other documents executed and delivered in connection therewith, the “DOE Transaction Documents”) with the DOE. The FFB Promissory Note provides for the extension of the Guaranteed Loan in an aggregate maximum principal amount of up to $1,604,409,000.

The DOE Transaction Documents provide for a multi draw term loan facility (the “DOE Loan Facility”) to finance the reconductoring, rebuilding or upgrading of approximately 5,000 miles of transmission lines in Indiana, Michigan, Ohio, Oklahoma, and West Virginia (the “Project”). The proceeds of any borrowings will be applied solely toward payment or reimbursement of Eligible Project Costs (as defined in the DOE Loan Guarantee Agreement) associated with the Project.

The final scheduled maturity date for the DOE Loan Facility is April 15, 2055. Interest payments on amounts advanced under the Guaranteed Loan are payable semiannually, commencing on April 15, 2026. The principal amount of any amounts advanced under the Guaranteed Loan shall be payable in installments as set forth in Schedule A to the FFB Promissory Note. Amounts advanced under the Guaranteed Loan bear interest at the applicable U.S. Treasury rate plus a spread equal to 0.375%.

In connection with the closing of the DOE Loan Facility, as required by the DOE Transaction Documents, the Company paid on October 15, 2025, certain fees and reimbursement expenses to DOE and its advisors and consultants, including fees and expenses in an aggregate amount of $6,678,843.52.

The Company is obligated to reimburse the DOE for any payments the DOE is required to make to the FFB in connection with the Guaranteed Loan.

Under the DOE Loan Guarantee Agreement, the Company is subject to certain affirmative and negative covenants customary for loan facilities extended under the DOE Loan Program including, among other things, covenants regarding (i) financial testing compliance, (ii) restrictions on operations and use, (iii) fundamental changes, (iv) project-related reporting and information requirements and (v) compliance with the requirements of applicable law and the DOE Loan Program.

In addition, the DOE Loan Guarantee Agreement contains certain representations and warranties customary for loan facilities extended under the DOE Loan Program including, among other things, representations and warranties regarding: (i) the organization and existence of the Company, (ii) authority and the absence of any conflicts, (iii) solvency and (iv) compliance with applicable law and the DOE Loan Program.

The DOE Loan Guarantee Agreement also contains customary events of default, including failure to make payments when due, failure to maintain the required debt to capital ratio, and the occurrence of other breaches under the DOE Loan Guarantee Agreement. If an event of default occurs, the DOE has certain rights and may, among other options and in its discretion, declare all amounts due under the Guaranteed Loan payable immediately in full. Capitalized terms used but not defined herein shall have the meanings given to them in the DOE Loan Guarantee Agreement.

The foregoing description of the DOE Transaction Documents is qualified in its entirety by reference to the FFB Note Purchase Agreement, the FFB Promissory Note and the DOE Loan Guarantee Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K (this “Report”) and are incorporated into this Item 1.01 by reference

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Report regarding the FFB Note Purchase Agreement, FFB Promissory Note, and the DOE Loan Guarantee Agreement are incorporated into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On October 16, 2025, the Company issued a press release announcing the entry into the FFB Note Purchase Agreement, FFB Promissory Note, and the DOE Loan Guarantee Agreement. A copy of this press release is attached hereto as Exhibit 99.1 to this Report and is incorporated herein by reference.

The information in Item 7.01 of this Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section. Further, the information in Item 7.01 of this Report, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of AEP under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.

10.1	Note Purchase Agreement, dated October 15, 2025, by and among AEP Transmission Company, LLC, the Secretary of Energy acting through the U.S. Department of Energy and the Federal Financing Bank.

10.2	Future Advance Promissory Note of AEP Transmission Company, LLC, dated October 15, 2025.

10.3	Loan Guarantee Agreement, dated October 15, 2025, by and between AEP Transmission Company, LLC and the U.S. Department of Energy.

99.1	AEP Transmission Company, LLC press release, dated October 16, 2025 (furnished pursuant to Item 7.01).

104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.
AEP TRANSMISSION COMPANY, INC.

By:	/s/ David C. House
Name:	David C. House
Title	Assistant Secretary

October 20, 2025